HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND (“Fund”)

SUPPLEMENT DATED JUNE 1, 2001
TO THE PROSPECTUS DATED FEBRUARY 28, 2001

APPROVAL OF AMENDED INVESTMENT ADVISORY CONTRACT

          At a meeting held on May 10, 2001, the Board of Trustees of HSBC Advisor Funds Trust, approved the proposed termination of Miller Anderson & Sherrerd, LLP as sub-adviser to the HSBC Investor Fixed Income Portfolio (“Portfolio”), in which the Fund invests its assets. Subject to approval by the Fund’s shareholders at a special meeting to be held on June 29, 2001, HSBC Asset Management (Americas) Inc. (“HSBC”), currently Investment Manager to the Portfolio, will assume entire responsibility for investment management with respect to the Portfolio pursuant to an amended investment advisory contract and contract supplement between HSBC and HSBC Investor Portfolios. On June 1, 2001, the definitive proxy statement was filed with the Securities and Exchange Commission and mailed to shareholders of record as of May 25, 2001.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE